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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 1999

                                 CVS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

     DELAWARE                           001-01011                        05-0494040
-------------------------------   ------------------------   --------------------------------
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
      Incorporation)

            ONE CVS DRIVE
       WOONSOCKET, RHODE ISLAND                       02895
     ----------------------------             ------------------------
(Address of Principal Executive Offices)            (Zip Code)

                                 (401) 765-1500
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS:

As previously announced, on May 14, 1999 CVS Corporation entered into a definitive agreement to acquire Soma Corporation for an aggregate transaction value of $30 million. The acquisition was consummated on June 3, 1999.

For the nine-week period ending July 24, 1999, CVS reported net sales of $2.98 billion and net earnings of $108.2 million.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CORPORATION

(Registrant)

/s/ Larry D. Solberg
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Larry D. Solberg
Vice President and Controller
(Chief Accounting Officer)